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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):   June 8, 1999

                          ---------------------------


                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                         001-14057              61-1323993
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                               One Vencor Place
                            680 South Fourth Avenue
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                  40202-2412
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)

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Items 1-4.  Not Applicable.

Item 5.  Other Information.

    Vencor, Inc. (the "Company") announced that it has been notified by the New York Stock Exchange ("NYSE") that the Company's common stock has been suspended
from trading and that the NYSE intends to delist its common stock.   The NYSE
cited certain quantitative and qualitative listing criteria for the delisting of the common stock. The Company intends to take steps to allow the common stock to trade in the over-the-counter market.

    Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Such factors may include, without limitation, the Company's ability to amend or refinance its existing debt and lease obligations or otherwise adjust its current financial structure, the increase in the Company's cost of borrowing, its ability to attract patients and the effects of healthcare reform and legislation on the Company's business strategy and operations. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of the future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

     A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.

Item 6.  Not Applicable.

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Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99.1      Press Release dated June 8, 1999.

Items 8-9.  Not Applicable.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VENCOR, INC.



Dated:  June 9, 1999                    By: /s/ Richard A. Schweinhart
                                            ------------------------------------
                                            Richard A. Schweinhart,
                                            Senior Vice President and
                                            Chief Financial Officer

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